Exhibit 24

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ Tenley E. Albright, M.D.
Tenley E. Albright, M.D.

Date: March 8, 2005

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ George W. Ebright
George W. Ebright

Date: March 8, 2005

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ L. Robert Johnson
L. Robert Johnson

Date: March 7, 2005

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ William H. Longfield
William H. Longfield

Date: March 7, 2005

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ John P. Neafsey
John P. Neafsey

Date: March 7, 2005

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ Anthony Welters
Anthony Welters

Date: March 7, 2005

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ Geoffrey F. Worden
Geoffrey F. Worden

Date: March 7, 2005

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ Robert C. Young, M.D.
Robert C. Young, M.D.

Date: March 7, 2005

POWER OF ATTORNEY

        The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all amendments, exhibits and supplements thereto.

/s/ Patrick J. Zenner
Patrick J. Zenner

Date: March 7, 2005